                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-78236) pertaining to the 1992 Stock Option Plan of Showscan Entertainment Inc. of our report dated October 22, 1999, with respect to the consolidated financial statements and schedule of Showscan Entertainment Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 1999.


                                   Ernst & Young LLP


Los Angeles, California
November 29, 1999